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                                                                EXHIBIT 10.1


                          AMENDMENT TO CREDIT AGREEMENT

                                                 Dated as of July 31, 1996

Microcom, Inc.
500 River Ridge Drive
Norwood, Massachusetts 02062-5028

Attn:  James T. Fennessy

        Re: Amendment to Revolving Credit Agreement dated as of July 8, 1996 by and among BayBank, N.A., The First National Bank of Boston, Silicon Valley Bank (collectively, the "Lenders"), Microcom, Inc. (the "Borrower" or "you"), and BayBank, N.A., as Agent (the "Agent")

Ladies and Gentlemen:

     The purpose of this letter is to evidence the agreement of the Lenders, the Borrower and the Agent that, effective on the Effective Date (as defined below), the above-captioned Revolving Credit Agreement (together with attached schedules and exhibits, the "Credit Agreement") is amended in the following respects as set forth on Annex I appended hereto and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used in this letter amendment (the "Amendment") shall have the same respective meanings as set forth in the Credit Agreement.

     This Amendment shall become effective as of July 31, 1996 (the "Effective Date"), provided that the Agent shall have received three (3) copies of this Amendment, duly executed by you and the Lenders, together with the attached consent of Microcom Systems, Inc., duly executed thereby, on or before August 1, 1996; provided, however, that this Amendment shall not become effective until executed by an officer of SVB in California.

     Upon the effectiveness hereof, each reference in the Credit Agreement and the other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (a) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents.


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     You agree to pay on demand all costs and expenses of the Lenders and the
Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Agent with respect thereto.

     This Amendment may be signed in one or more counterparts each of which shall constitute and original and all of which, taken together, shall constitute a single instrument.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     If you are in agreement with the foregoing, please sign and return the enclosed copies of this Amendment at your earliest convenience.

                                        Sincerely,

                                        BAYBANK, N.A., as Agent

                                        By: /s/ STEPHEN BUZZELL
                                           -----------------------------------
                                           Name:  STEPHEN BUZZELL
                                           Title: Vice President

                                        BAYBANK, N.A., as a Lender

                                        By: /s/ STEPHEN BUZZELL
                                           -----------------------------------
                                           Name:  STEPHEN BUZZELL
                                           Title: Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as a Lender

                                        By: /s/ DANIEL HEAD
                                           ------------------------------------
                                           Name:  DANIEL HEAD
                                           Title: Vice President

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                                       -3-

                                        SILICON VALLEY EAST, a Division
                                          of Silicon Valley Bank, as a Lender

                                        By: /s/ JAMES MAYNARD
                                           ------------------------------------
                                           Name:  JAMES MAYNARD
                                           Title: Vice President

                                        SILICON VALLEY BANK, as a Lender

                                        By: /s/ PAMELA DOYLE
                                           ------------------------------------
                                           Name:  PAMELA DOYLE
                                           Title: Senior Vice President
                                           (signed in Santa Clara, California)

The undersigned has reviewed and
accepts and agrees to the terms
of the foregoing (including the
attached Annex I):

MICROCOM, INC.

By: /s/ JAMES FENNESSY
   ---------------------------------

Name: JAMES FENNESSY
     -------------------------------

Title: Director, Treasury Operations
      ------------------------------

Date: July 31, 1996
     -------------------------------

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                           ANNEX I TO LETTER AMENDMENT

     The Credit Agreement is, effective as of the Effective Date and subject to the conditions set forth in the foregoing letter amendment, hereby amended as follows:

     Subsection (d) of Section 2.6 is amended and restated in its entirety to read as follows:

          "(d) The Borrower shall pay to the Issuing Bank, for the sole benefit of the Issuing Bank, a fee with respect to each Commercial Letter of Credit issued or amended (each a "COMMERCIAL LETTER OF CREDIT FEE") equal to such Issuing Bank's standard issuance or amendment fee. The Commercial Letter of Credit Fee shall be payable in advance by the Borrower on the date of issuance, amendment or renewal of the applicable Commercial Letter of Credit. In addition, the Borrower shall pay to the Issuing Bank a non-refundable negotiation fee (each a "Negotiation Fee") with respect to each Commercial Letter of Credit in an amount determined in accordance with a schedule of negotiation fees furnished by the Issuing Bank to the Borrower from time to time and approved by the Lenders. A Negotiation Fee shall be payable by the Borrower from time to time with respect to each Commercial Letter of Credit upon each drawing under such Commercial Letter of Credit. The Issuing Bank shall pay to the Lenders in arrears and on a quarterly basis during the term of each Commercial Letter of Credit, ending on the date such Commercial Letter of Credit expires or is fully drawn upon, an amount equal to the Negotiation Fees paid with respect to such Commercial Letter of Credit during such quarter less 12.5% of such Negotiation Fees, which shall be retained by the Issuing Bank for its own account, and less the unreimbursed out-of-pocket costs and expenses incurred by the Issuing Bank in connection with such Commercial Letter of Credit during such quarter. Such amount shall be allocated among the Lenders according to their Commitment Percentages."


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                                     CONSENT

     The undersigned, as Guarantor under the Guaranty dated as of July 8, 1996 (the "Guaranty") in favor of BayBank, N.A., The First National Bank of Boston, Silicon Valley Bank and BayBank, N.A., as agent, hereby consents to the foregoing letter amendment (the "Amendment") and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guaranty and in each other Loan Document (as defined in the Revolving Credit Agreement dated as of July 8, 1996) to which the undersigned is a party, to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended thereby.

                                        MICROCOM SYSTEMS, INC.

                                        By: /s/ ROLAND D. PAMPEL
                                           ------------------------------------
                                           Name:  Roland D. Pampel
                                           Title: President, Chief Executive
                                                  Officer and Director